Exhibit 99.1

NEWS RELEASE July 29, 2020

Tetra Tech Reports Third Quarter 2020 Results

•	Revenue of $710 million and Net Revenue of $560 million

•	EPS $0.83; Adjusted EPS $0.78

•	Cash Flow from Operations increased to $111 million

•	Backlog grew to $3.07 billion

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK), a leading provider of high-end consulting and engineering services, today announced results for the third quarter ended June 28, 2020.

Third Quarter Results

Revenue in the third quarter totaled $710 million and revenue, net of subcontractor costs (net revenue)1, was $560 million. EPS was $0.83 on a GAAP basis and adjusted EPS1 was $0.78. Operating income for the third quarter was $64 million. Cash flow from operations increased to $111 million, resulting in a net debt leverage ratio2 of 0.5x. Backlog at the end of the quarter was $3.07 billion, up 8% year-over-year and up 3% sequentially.

Quarterly Dividend and Share Repurchase Program

On July 27, 2020, Tetra Tech’s Board of Directors declared a $0.17 per share dividend, a 13% increase over the prior year, payable on September 4, 2020 to stockholders of record as of August 21, 2020. In the third quarter, Tetra Tech repurchased $21 million of common stock. Additionally, as of June 28, 2020, the Company had $223 million remaining under the approved share repurchase programs.

Chairman and CEO Comments

Tetra Tech’s Chairman and CEO, Dan Batrack, commented, “Our business delivered solid results, continuing to support our clients’ critical programs through our Leading with Science® approach. Demand for our rapidly growing advanced data analytics, which augment our differentiated high-end consulting services, drove an increase of 8% in our backlog in the third quarter. The strength of our balance sheet positions us well to invest in both organic growth and acquisition opportunities to address global water and environmental challenges, including those associated with climate change. Given our results to date and outlook, we are increasing our EPS guidance for fiscal 2020.”

1 Non-GAAP financial measures which the Company believes provide valuable perspectives on its business results. Refer to Reconciliation of GAAP and non-GAAP Items.

2 The net debt leverage ratio is defined as total debt less cash and cash equivalents divided by 12-month adjusted EBITDA. Refer to Regulation G Information and Reconciliation of GAAP and non-GAAP Items.

Nine-Month Results

Revenue for the nine-month period was $2.24 billion and net revenue was $1.76 billion. Operating income was $174 million, cash flow from operations was $195 million, and EPS was $2.34.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

Tetra Tech expects adjusted EPS3 for the fourth quarter of fiscal 2020 to range from $0.78 to $0.83 and net revenue3 to range from $560 million to $600 million. For fiscal 2020, Tetra Tech is increasing its EPS guidance, and now expects adjusted EPS to be in the range of $3.13 to $3.18, and net revenue to range from $2.32 billion to $2.36 billion.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the third quarter of fiscal 2020 results through a link posted on the Company’s website at tetratech.com on July 30, 2020 at 8:00 a.m. (PT).

3 Net revenue excludes subcontractor costs from revenue. Adjusted diluted EPS excludes non-core equipment dispositions, earn-out adjustments, RCM results, and COVID-19 impacts from diluted EPS. Reconciliation of the net revenue and adjusted diluted EPS guidance to the most directly comparable GAAP measures is not available without unreasonable efforts because the Company cannot predict the magnitude and timing of all the components required to provide such reconciliation with sufficient precision.

2

Reconciliation of GAAP and Non-GAAP Items

In thousands (except EPS data)

	Three Months Ended			Nine Months Ended
	June 28, 2020	June 30, 2019	% Y/Y	June 28, 2020	June 30, 2019	% Y/Y
Revenue	$709,771	$825,793	-14%	$2,241,527	$2,265,846	-1%
Subcontractor costs	(149,494)	(202,597)		(482,768)	(503,902)
Net revenue	$560,277	$623,196	-10%	$1,758,759	$1,761,944	0%

EPS	$0.83	$0.88	-6%	$2.34	$2.63	-11%
Earn-out adjustments	0.01	0.01		(0.01)	0.02
Non-core equipment dispositions	(0.06)	–		(0.10)	–
COVID-19	–	–		0.11	–
RCM	–	–		–	0.08
Non-recurring tax items	–	–		–	(0.45)
Adjusted EPS	$0.78	$0.89	-12%	$2.34	$2.28	+3%

June 28, 2020
Current Portion of Long-term Debt	$12,654
Long-term Debt	264,672
Less: Cash and Cash Equivalents	(141,658)
Net Debt	$135,668

Trailing 12-month adjusted EBITDA	$266,217

Net Debt Leverage Ratio	0.5x

About Tetra Tech

Tetra Tech is a leading provider of high-end consulting and engineering services for projects worldwide. With 20,000 associates working together, Tetra Tech provides clear solutions to complex problems in water, environment, infrastructure, resource management, energy, and international development.  We are Leading with Science® to provide sustainable and resilient solutions for our clients. For more information about Tetra Tech, please visit tetratech.com, follow us on Twitter (@TetraTech), or like us on Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

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Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipate," "expect," "could," "may," "intend," "plan" and "believe," among others, generally identify forward-looking statements. These forward-looking statements are based on currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release, including but not limited to: the impact of the COVID-19 pandemic; continuing worldwide political and economic uncertainties; the U.S. Administration’s potential changes to fiscal policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; the ability to impede a business combination based on Delaware law and charter documents; and other risks and uncertainties as may be described in Tetra Tech’s periodic filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of Tetra Tech’s Annual Report on Form 10-K for the fiscal year ended September 29, 2019, and Tetra Tech’s Quarterly Reports on Form 10-Q for fiscal year 2020, as well as in Tetra Tech’s other filings with the SEC. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release. Tetra Tech does not intend to update forward-looking statements and expressly disclaims any obligation to do so.

Non-GAAP Financial Measures

To supplement the financial results presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. We provide these non-GAAP financial measures because we believe they provide a valuable perspective on our financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, GAAP measures. In addition, other companies may define non-GAAP measures differently which limits the ability of investors to compare non-GAAP measures of Tetra Tech to those used by our peer companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this release.

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Tetra Tech, Inc.

Regulation G Information

June 28, 2020

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs ("Net Revenue")

(in millions)

			2019							2020
	2017	2018	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos
Consolidated
Revenue (As Reported)	2,753.4	2,964.1	717.4	722.6	1,440.0	825.8	2,265.8	841.5	3,107.3	797.6	734.1	1,531.7	709.8	2,241.5
RCM / Non-Cash Claims	(18.2)	(3.6)	(1.4)	4.6	3.2	(0.3)	2.8	12.4	15.2	(0.1)	-	(0.1)	(0.1)	(0.2)
Adjusted Revenue	2,735.2	2,960.5	716.0	727.2	1,443.2	825.5	2,268.6	853.9	3,122.5	797.5	734.1	1,531.6	709.7	2,241.3
Adjusted Subcontractor Costs	(701.0)	(751.8)	(163.2)	(137.1)	(300.3)	(202.5)	(502.7)	(213.7)	(716.4)	(183.5)	(149.6)	(333.1)	(149.4)	(482.5)
Adjusted Net Revenue	2,034.2	2,208.7	552.8	590.1	1,142.9	623.0	1,765.9	640.2	2,406.1	614.0	584.5	1,198.5	560.3	1,758.8

GSG Segment
Revenue	1,487.6	1,694.9	412.0	417.5	829.5	492.0	1,321.5	499.2	1,820.7	457.4	436.9	894.3	432.2	1,326.5
Subcontractor Costs	(420.4)	(482.6)	(108.7)	(101.5)	(210.2)	(139.4)	(349.6)	(141.7)	(491.3)	(127.7)	(115.9)	(243.6)	(112.9)	(356.5)
Adjusted Net Revenue	1,067.2	1,212.3	303.3	316.0	619.3	352.6	971.9	357.5	1,329.4	329.7	321.0	650.7	319.3	970.0

CIG Segment
Revenue	1,326.0	1,323.1	317.8	322.5	640.3	347.8	988.0	354.5	1,342.5	351.2	308.4	659.6	291.0	950.6
Non-Cash Claims	-	10.6	-	-	-	-	-	13.7	13.7	-	-	-	-	-
Adjusted Revenue	1,326.0	1,333.7	317.8	322.5	640.3	347.8	988.0	368.2	1,356.2	351.2	308.4	659.6	291.0	950.6
Subcontractor Costs	(359.1)	(337.4)	(68.3)	(48.4)	(116.7)	(77.3)	(194.0)	(85.5)	(279.5)	(66.9)	(44.9)	(111.8)	(50.0)	(161.8)
Adjusted Net Revenue	966.9	996.3	249.5	274.1	523.6	270.5	794.0	282.7	1,076.7	284.3	263.5	547.8	241.0	788.8

RCM Segment
Revenue	18.2	14.2	1.4	(4.6)	(3.2)	0.3	(2.8)	1.3	(1.5)	0.1	-	0.1	0.1	0.2
Subcontractor Costs	(18.3)	(11.6)	(0.9)	(0.1)	(1.0)	(0.1)	(1.2)	(0.1)	(1.3)	(0.1)	-	(0.1)	(0.1)	(0.2)
Net Revenue	(0.1)	2.6	0.5	(4.7)	(4.2)	0.2	(4.0)	1.2	(2.8)	-	-	-	-	-

Reconciliation of Net Income Attributable to Tetra Tech to EBITDA

(in thousands)

			2019							2020
	2017	2018	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos
Net Income Attributable to Tetra Tech	117,874	136,883	41,997	55,911	97,907	49,233	147,141	11,526	158,668	47,310	36,398	83,708	45,497	129,205
Interest Expense[1]	11,581	15,524	2,897	3,164	6,061	3,546	9,607	4,019	13,626	3,348	3,500	6,848	3,564	10,412
Depreciation[2]	22,207	19,592	4,297	4,212	8,510	4,166	12,675	4,611	17,285	3,293	3,133	6,426	3,686	10,112
Amortization[2]	22,786	18,249	3,977	2,244	6,221	2,396	8,618	2,941	11,559	2,942	3,442	6,384	2,570	8,954
Contingent Consideration	(6,923)	5,753	-	1,028	1,028	500	1,528	1,557	3,085	-	(971)	(971)	550	(421)
Goodwill Impairment	-	-	-	-	-	-	-	7,755	7,755	-	-	-	-	-
Income Tax Expense (Benefit)	53,844	37,605	10,782	(11,563)	(781)	12,044	11,263	5,112	16,375	12,637	7,615	20,252	14,458	34,710

EBITDA	221,369	233,606	63,950	54,996	118,946	71,885	190,832	37,521	228,353	69,530	53,117	122,647	70,325	192,972

Acquisition & Integration Expenses	-	-	-	-	-	-	-	10,351	10,351	-	-	-	-	-
Non-Core Dispositions	-	3,434	-	-	-	-	-	10,945	10,945	(800)	(2,184)	(2,984)	(4,494)	(7,478)
RCM / Non-Cash Claims	13,650	16,836	(28)	5,913	5,885	(31)	5,854	13,672	19,526	(1)	1	-	1	1
COVID-19	-	-	-	-	-	-	-	-	-	-	8,233	8,233	-	8,233

Adjusted EBITDA	235,019	253,876	63,922	60,909	124,831	71,854	196,686	72,489	269,175	68,729	59,167	127,896	65,832	193,728

1 Includes amortization of deferred financing fee

2 Varies slightly from the Statements of Cash Flows, which includes amortization of deferred financing fee

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 Tetra Tech, Inc.

 Consolidated Balance Sheets

 (unaudited - in thousands, except par value)

	June 28, 2020	September 29, 2019
Assets
Current assets:
Cash and cash equivalents	$141,658	$120,732
Accounts receivable, net	631,866	768,720
Contract assets	100,324	114,324
Prepaid expenses and other current assets	70,519	62,196
Income taxes receivable	11,879	13,820
Total current assets	956,246	1,079,792

Property and equipment, net	35,398	39,441
Right-of-use assets, operating leases	240,276	-
Investments in unconsolidated joint ventures	6,684	6,873
Goodwill	958,162	924,820
Intangible assets, net	12,457	16,440
Deferred tax assets	26,783	28,385
Other long-term assets	53,303	51,657
Total assets	$2,289,309	$2,147,408

Liabilities and Equity
Current liabilities:
Accounts payable	$113,830	$206,609
Accrued compensation	165,061	203,384
Contract liabilities	182,939	165,611
Short-term lease liabilities, operating leases	67,229	-
Current portion of long-term debt	12,654	12,572
Current contingent earn-out liabilities	25,130	24,977
Other current liabilities	165,817	156,801
Total current liabilities	732,660	769,954

Deferred tax liabilities	13,421	12,971
Long-term debt	264,672	263,949
Long-term lease liabilities, operating leases	194,702	-
Long-term contingent earn-out liabilities	15,943	28,015
Other long-term liabilities	74,885	83,055

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at June 28, 2020 and September 29, 2019	-	-
Common stock - authorized, 150,000 shares of $0.01 par value; issued and outstanding, 53,888 and 54,565 shares at June 28, 2020 and September 29, 2019, respectively	539	546
Additional paid-in capital	-	78,132
Accumulated other comprehensive loss	(177,732)	(160,584)
Retained earnings	1,170,087	1,071,192
Tetra Tech stockholders' equity	992,894	989,286
Noncontrolling interests	132	178
Total stockholders' equity	993,026	989,464
Total liabilities and stockholders' equity	$2,289,309	$2,147,408

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 Tetra Tech, Inc.

 Consolidated Statements of Income

 (unaudited - in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	June 28,	June 30,	June 28,	June 30,
	2020	2019	2020	2019
Revenue	$709,771	$825,793	$2,241,527	$2,265,846
Subcontractor costs	(149,494)	(202,597)	(482,768)	(503,902)
Other costs of revenue	(445,880)	(505,209)	(1,437,625)	(1,448,803)
Gross profit	114,397	117,987	321,134	313,141
Selling, general and administrative expenses	(50,822)	(53,146)	(148,299)	(145,016)
Contingent consideration - fair value adjustments	(50)	-	1,521	(28)
Income from operations	63,525	64,841	174,356	168,097
Interest expense	(3,564)	(3,546)	(10,412)	(9,607)
Income before income tax expense	59,961	61,295	163,944	158,490
Income tax expense	(14,458)	(12,044)	(34,710)	(11,263)
Net income	45,503	49,251	129,234	147,227
Net income attributable to noncontrolling interests	(6)	(18)	(29)	(86)
Net income attributable to Tetra Tech	$45,497	$49,233	$129,205	$147,141

Earnings per share attributable to Tetra Tech:
Basic	$0.84	$0.90	$2.38	$2.67
Diluted	$0.83	$0.88	$2.34	$2.63

Weighted-average common shares outstanding:
Basic	53,985	54,819	54,366	55,101
Diluted	54,692	55,768	55,161	56,034

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Tetra Tech, Inc.

Consolidated Statements of Cash Flows

 (unaudited - in thousands)

	Nine Months Ended
	June 28,	June 30,
	2020	2019
Cash flows from operating activities:
Net income	$129,234	$147,227

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,066	21,293
Equity in income of unconsolidated joint ventures	(5,200)	(2,455)
Distributions of earnings from unconsolidated joint ventures	5,280	1,789
Amortization of stock-based awards	13,494	12,717
Deferred income taxes	2,767	(26,146)
Provision for doubtful accounts	5,145	16,489
Fair value adjustments to contingent consideration	(1,521)	28
Gain on sale of property and equipment	(9,693)	(278)

Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable and contract assets	144,212	(41,299)
Prepaid expenses and other assets	1,566	(13,076)
Accounts payable	(98,029)	16,865
Accrued compensation	(39,978)	(25,540)
Contract liabilities	17,328	(1,946)
Other liabilities	10,305	12,630
Income taxes receivable/payable	574	(4,913)
Net cash provided by operating activities	194,550	113,385

Cash flows from investing activities:
Payments for business acquisitions, net of cash acquired	(28,505)	(35,884)
Capital expenditures	(9,360)	(9,999)
Proceeds from sale of property and equipment	17,162	1,226
Net cash used in investing activities	(20,703)	(44,657)

Cash flows from financing activities:
Proceeds from borrowings	298,364	325,685
Repayments on long-term debt	(297,856)	(265,982)
Repurchases of common stock	(102,188)	(75,000)
Taxes paid on vested restricted stock	(11,143)	(6,836)
Stock options exercised	8,263	7,759
Dividends paid	(25,590)	(21,489)
Payments of contingent earn-out liabilities	(22,434)	(11,443)
Net cash used in financing activities	(152,584)	(47,306)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(334)	(512)

Net increase in cash, cash equivalents and restricted cash	20,929	20,910
Cash, cash equivalents and restricted cash at beginning of period	120,901	148,884
Cash, cash equivalents and restricted cash at end of period	$141,830	$169,794

Supplemental information:
Cash paid during the period for:
Interest	$9,738	$9,426
Income taxes, net of refunds received of $1.4 million and $4.5 million	$30,259	$44,058

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$141,658	$111,231
Restricted cash	172	58,563
Total cash, cash equivalents and restricted cash	$141,830	$169,794

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